UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2019

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

-i-

Item 1.01. Entry into a Material Definitive Agreement

Amendment No. 3 to Amended and Restated Credit Agreement

On February 25, 2019, Lam Research Corporation (the “Company”) entered into Amendment No. 3 to Amended and Restated Credit Agreement (the “Amendment”), which further amends the Company’s Amended and Restated Credit Agreement, dated as of November 10, 2015 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the effective date of the Amendment, the “Existing Credit Agreement” and, as amended by the Amendment, the “Credit Agreement”), among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Among other things, the Amendment eliminates the minimum liquidity requirement and replaces the capitalization covenant included in the Existing Credit Agreement with a leverage covenant. The leverage covenant requires the Company to maintain, as determined as of the end of each of its fiscal quarters ending on and after December 23, 2018 and through maturity, a Consolidated Total Indebtedness to Consolidated Adjusted EBITDA (as such terms are defined in the Credit Agreement) ratio for the four fiscal quarter period then ended of no more than 3.50 to 1.00. Other than as disclosed in this paragraph, the material terms of the Credit Agreement are substantially the same as the terms of the Existing Credit Agreement.

The foregoing description of the Amendment does not purport to be a complete description of its terms and is qualified in all respects by reference to the complete text of the Amendment, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 3 to Amended and Restated Credit Agreement, dated February 25, 2019, among Lam Research Corporation, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2019

LAM RESEARCH CORPORATION

By:	/s/ Douglas R. Bettinger
Douglas R. Bettinger Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)